Supplement dated May 15, 2009,
to the Prospectuses listed below
for variable life insurance policies issued by

Transamerica Life Insurance Company

SPECIAL NOTICE

This supplement describes a change to the following variable life insurance policies listed below (each a "Policy") issued by Transamerica Life Insurance Company ("Transamerica") and funded through the separate accounts listed below. Please retain this supplement with your prospectus for future reference.

•	TransAccumulator® VUL II and TransAccumulator® VUL (funded through Transamerica Life Insurance Company Separate Account VUL-6)
•	Transamerica Lineage® (funded through Transamerica Life Insurance Company Separate Account VUL-2)
•	TransSurvivorSM Life VUL (funded through Transamerica Life Insurance Company Separate Account VUL-4)
•	Transamerica Tribute® (funded through Transamerica Life Insurance Company Separate Account VUL-1)
•	TransUltra® VUL (funded through Transamerica Life Insurance Company Separate Account VUL-5)

Liquidation of Portfolio

We have been informed that the Board of Trustees of the StocksPLUS Growth and Income Portfolio of the PIMCO Variable Insurance Trust ("PIMCO VIT StocksPLUS Growth and Income Portfolio") has approved plans of liquidation for the PIMCO VIT StocksPLUS Growth and Income Portfolio, and the liquidation is expected to occur on or about July 17, 2009. As a result, the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account will not be available in your Policy after July 16, 2009.

Issues Regarding this Portfolio Liquidation and the Possible Effects on your Policy

You may wish to refer to your most recent statement and/or confirmation to see the investment options in which you have policy value, as well as your current premium and monthly deduction allocation elections. If you do not have any policy value in the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account and do not intend to allocate additional net premiums or transfer existing policy value to that sub-account, then the liquidation will not affect you. However, if you have policy value allocated to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account, or you utilize that sub-account in your premium allocation elections, your monthly deduction allocations, or your Dollar Cost Averaging or Automatic Account Rebalancing elections, then the liquidation will affect you and the following dates are particularly important for you.

June 17, 2009: This is the last date on which you may allocate new net premiums to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account. It is also the last date on which you may transfer policy values into this sub-account.

July 16, 2009: This is the last date that you can provide us with instructions on how to transfer your policy value out of the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account and into any other investment option(s) under your Policy. Transfers are made effective on the date we receive your transfer instructions in good order.

July 17, 2009: Any policy value remaining in the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account will automatically be transferred into the Transamerica Money Market VP sub-account as of the close of business on July 17, 2009.

In addition, in anticipation of the pending liquidation of the PIMCO VIT StocksPLUS Growth and Income Portfolio, we are reminding you of your right to transfer your policy value among the subaccounts and any fixed account option available under your Policy. The investment options available under your Policy represent a wide variety of investment objectives and strategies, and are advised by a range of money managers. The prospectus for your Policy includes a section that describes those investment options. More detailed information about the investment options available under your Policy can be found in the current prospectuses for those investment options, copies of which were made available to you on or about May 1, 2009. You should read those prospectuses carefully and carefully consider the investment objectives, charges, expenses and risks of any investment option to which you allocate net premium or transfer or allocate policy value.

More detailed information about possible effects of the portfolio liquidation on your policy and certain types of transactions, and procedures that we have developed to ensure the timely transfer of any policy value that you have in the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account, are provided below in the form of questions and answers.

How does the portfolio liquidation affect my premium allocations and my transfer privileges?

The last date on which net premiums may be allocated to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account is June 17, 2009. That is also the last date on which you may transfer policy values into this sub-account.

Premium Allocations. If your premium allocation election in effect prior to June 17, 2009 includes the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account, you should submit a new election that does not include this sub-account. If we receive your new election on or before June 17, 2009, net premiums received on or after the date of receipt of your new election will be allocated in accordance with the new election. You can submit a new election in writing or by calling us at the toll free telephone number for your Policy listed below, so long as the telephone access privilege is in effect on your policy.

If your premium allocation election in effect on June 17, 2009 includes the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account and we do not receive a new election form in good order from you on that date, the portion of net premiums you had previously allocated to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account will instead be allocated to the Transamerica Money Market VP sub-account. Of course, you may submit a new premium allocation election form at any time for future premiums.

Transfer Requests. If we receive a transfer request after June 17, 2009 that specifies a transfer into the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account, we will not consider the request to be in good order. We will not process the request and we will contact you. We will require a new request in good order before we can process the transfer request. We will follow these rules for specific transfer requests made in writing or by telephone.

DCA and AAR. If you had previously elected to have transfers made to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account under a Dollar Cost Averaging (DCA) Option election or under an Automatic Account Rebalancing (AAR) Option election, unless you submit a new DCA Option election or a new AAR Option election by June 17, 2009, then any transfers after that date to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account under a DCA Option election or under a AAR Option election will instead go into the Transamerica Money Market VP sub-account. New election requests for the DCA or AAR options may be submitted by telephone if the telephone access privilege is in effect for your policy, and those new elections will be effective with the next scheduled transfer on or after the date we receive your new election in good order. Any new AAR or DCA option elections received by us after June 17, 2009 that specify transfers into the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account will not be considered in good order and will not be processed. We will contact you and will require a new request from you before we will process the transfer request.

Involuntary Transfer into the Transamerica Money Market VP Sub-Account. If we transfer your policy value in the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account into the Transamerica Money Market VP sub-account on July 17, 2009, then you may transfer such policy value from the Transamerica Money Market VP sub-account to any of the other available sub-accounts or to any fixed account option available under your Policy.

No Transfer Fees. There will be no charge if you transfer your policy value out of the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account in response to this supplement or if, on July 17, 2009, we transfer your policy value from the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account to the Transamerica Money Market VP sub-account. In addition, if we transfer your policy value to the Transamerica Money Market VP sub-account in connection with the Liquidation, then there will be no charge if you thereafter transfer such policy value from the Transamerica Money Market VP sub-account to another sub-account or any fixed account options available under your Policy.

What effect will this portfolio liquidation have on my Monthly Deductions Allocation Election?

If your monthly deductions allocation election in effect prior to July 17, 2009 includes the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account, you should submit a new election that does not include this sub-account. If we receive your new election prior to July 17, 2009, monthly deductions taken on or after the date of receipt of your new election will be deducted from sub-accounts in accordance with the new election. The election can be made in writing or by calling us at the toll free telephone number for your Policy listed below, if the telephone access privilege is in effect on your policy.

If your monthly deductions allocation election in effect on July 17, 2009 includes the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account and we do not receive a new election form from you on or before that date, then beginning with monthly deductions taken on July 17, 2009, the portion you had previously requested be deducted from the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account will instead be deducted from the Transamerica Money Market VP sub-account. Of course, you may submit a new election form at any time for future monthly deductions allocations.

What effect will this portfolio liquidation have on a request for loans or withdrawals?

If your loan or withdrawal request is received in good order and includes specific allocation of amounts to the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account, then we will honor the request (subject to all policy provisions) so long as it is received prior to July 17, 2009. After that date, any loan or withdrawal request received that directs that the amount of the loan or withdrawal be deducted, in whole or in part, from the PIMCO VIT StocksPLUS Growth and Income Portfolio sub-account will be treated as not in good order. We will contact you and will require a new request before we process the loan or withdrawal.

Will this portfolio liquidation affect any policy loan repayments I make?

Loan repayments are processed in accordance with the current premium allocation election in effect for your policy on the date of the loan repayment. Please see the discussion, above, about premium allocation elections.

* * * * *

Thank you for choosing Transamerica. We appreciate your business. If you have any questions about this notice, or to request copies of prospectuses for any of the investment options available under your Policy, please contact us, toll free:

•	for Transamerica Tribute® and Transamerica Lineage® Policies—at (800) 782-8315, between 7:30 a.m. and 5:00 p.m. Central Time; or
•	for all other Policies listed above—at (866) 844-4885, between 8:00 a.m. and 6:00 p.m. Central Time.